Quarterly Holdings Report
for
Fidelity® MSCI Utilities Index ETF
October 31, 2023
T11-NPRT1-1223
1.9584801.109

Schedule of Investments October 31, 2023 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
ELECTRIC UTILITIES – 62.0%
Electric Utilities – 62.0%
ALLETE, Inc.		77,485	$ 4,148,547
Alliant Energy Corp.		339,569	16,567,571
American Electric Power Co., Inc.		695,366	52,527,948
Constellation Energy Corp.		438,205	49,482,109
Duke Energy Corp.		1,040,976	92,532,357
Edison International		517,322	32,622,325
Entergy Corp.		285,618	27,302,225
Evergy, Inc.		310,247	15,245,538
Eversource Energy		471,206	25,346,171
Exelon Corp.		1,343,437	52,313,437
FirstEnergy Corp.		735,085	26,169,026
Hawaiian Electric Industries, Inc.		148,313	1,925,103
IDACORP, Inc.		68,279	6,466,704
MGE Energy, Inc.		48,926	3,504,569
NextEra Energy, Inc.		2,733,187	159,344,802
NRG Energy, Inc.		310,992	13,179,841
OGE Energy Corp.		270,542	9,252,536
Otter Tail Corp.		50,731	3,903,243
PG&E Corp. (a)		2,561,051	41,745,131
Pinnacle West Capital Corp.		152,985	11,348,427
PNM Resources, Inc.		110,090	4,652,403
Portland General Electric Co.		130,450	5,220,609
PPL Corp.		995,614	24,462,236
Southern Co.		1,472,889	99,125,430
Xcel Energy, Inc.		743,408	44,061,792
TOTAL ELECTRIC UTILITIES	822,450,080
GAS UTILITIES – 4.3%
Gas Utilities – 4.3%
Atmos Energy Corp.		195,170	21,012,002
Chesapeake Utilities Corp.		24,032	2,129,475
National Fuel Gas Co.		117,933	6,008,686
New Jersey Resources Corp.		130,901	5,311,963
Northwest Natural Holding Co.		48,405	1,776,947
ONE Gas, Inc.		74,755	4,515,202
Southwest Gas Holdings, Inc.		96,257	5,641,623
Spire, Inc.		73,346	4,080,238
Star Group LP		41,135	483,748
UGI Corp.		283,011	5,886,629
TOTAL GAS UTILITIES	56,846,513
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 3.1%
Independent Power Producers & Energy Traders – 2.1%
AES Corp.		904,124	13,471,448
Vistra Corp.		453,489	14,838,160
			28,309,608
Renewable Electricity – 1.0%
Altus Power, Inc. (a)		86,230	457,881
Clearway Energy, Inc. Class A		44,257	901,515
Clearway Energy, Inc. Class C		111,538	2,421,490
Montauk Renewables, Inc. (a)		68,105	685,136

		Shares	Value

NextEra Energy Partners LP		120,020	$ 3,248,942
Ormat Technologies, Inc.		72,569	4,465,896
Sunnova Energy International, Inc. (a)		140,963	1,286,992
			13,467,852
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS	41,777,460
MULTI-UTILITIES – 26.2%
Multi-Utilities – 26.2%
Ameren Corp.		354,726	26,856,305
Avista Corp.		102,220	3,239,352
Black Hills Corp.		90,417	4,371,662
CenterPoint Energy, Inc.		852,376	22,911,867
CMS Energy Corp.		393,961	21,407,841
Consolidated Edison, Inc.		468,099	41,094,411
Dominion Energy, Inc.		1,129,168	45,528,054
DTE Energy Co.		278,406	26,832,770
NiSource, Inc.		557,955	14,038,148
Northwestern Energy Group, Inc.		80,824	3,880,360
Public Service Enterprise Group, Inc.		673,990	41,551,484
Sempra		850,049	59,528,931
Unitil Corp.		21,703	991,176
WEC Energy Group, Inc.		426,081	34,678,733
TOTAL MULTI-UTILITIES	346,911,094
WATER UTILITIES – 4.2%
Water Utilities – 4.2%
American States Water Co.		49,947	3,898,363
American Water Works Co., Inc.		262,918	30,932,303
Artesian Resources Corp. Class A		12,775	502,057
California Water Service Group		75,632	3,681,766
Essential Utilities, Inc.		339,261	11,351,673
Middlesex Water Co.		23,935	1,520,591
SJW Group		40,423	2,525,629
York Water Co.		19,165	691,282
TOTAL WATER UTILITIES	55,103,664
TOTAL COMMON STOCKS (Cost $1,599,484,019)			1,323,088,811

2	Quarterly Report

Schedule of Investments (Unaudited)–continued
Money Market Fund – 0.1%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund 5.25% (b) (Cost $1,644,000)		1,644,000	$ 1,644,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $1,601,128,019)	1,324,732,811
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	881,756
NET ASSETS – 100.0%	$1,325,614,567

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $148,200 of cash collateral to cover margin requirements for futures contracts.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Utilities Select Sector Index Contracts (United States)	39	December 2023	$2,355,600	$(58,858)	$(58,858)
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund’s investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund’s fair valuation practices and maintains the fair valuation policies and procedures. The Fund’s investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Quarterly Report	3

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
4	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
Quarterly Report	5